                                  FORM 8-K/A-2
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT DECEMBER 1, 1997

Commission File No. 0-209


                   BASSETT FURNITURE INDUSTRIES, INCORPORATED
             (Exact name of Registrant as specified in its charter)

            Virginia                                      54-0135270
 ---------------------------------                      ----------------------------
  (State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                        Identification No.)


                            Bassett, Virginia 24055
                    ----------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (540) 629-6000
              (Registrant's telephone number, including area code)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(A)      NONE

(B)      NONE

(C) EXHIBIT 16 LETTER FROM KPMG PEAT MARWICK REGARDING CHANGE IN CERTIFIED PUBLIC ACCOUNTANTS (FILED HEREWITH)





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                                   SIGNATURES



PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


BASSETT FURNITURE INDUSTRIES, INCORPORATED




/s/ Douglas W. Miller

-------------------------------------------------------------------
DOUGLAS W. MILLER, VICE-PRESIDENT AND CHIEF FINANCIAL OFFICER

DATE:  December 17, 1997
     --------------------------




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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS


                                    Form 8-K
                                 CURRENT REPORT

Date of Report
December 1, 1997                         Commission File Number
                                         0-209

                       BASSETT FURNITURE INDUSTRIES, INC.

                              EXHIBIT INDEX

Exhibit No                       Exhibit Description

     16                          Letter of KPMG Peat Marwick dated December 11, 1997
                                 regarding change in certifying accountant,
                                 (Page 5 of the sequentially numbered pages).





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